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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 21, 2004
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920-2717
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico  00920-2717
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(Former address)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On April 21, 2004, the Board of Directors of Doral Financial
Corporation declared a quarterly cash dividend on its common stock of $0.15 per share. The dividend will be paid on June 4, 2004 to shareholders of record on May 13, 2004.

         The Board of Directors also declared a cash dividend on the Corporation's 4.75% Perpetual Cumulative Convertible Preferred Stock, in the amount of $2.96875 per share, payable on June 15, 2004 to the shareholders of record on June 1, 2004.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/  Ricardo Melendez
                                                 -------------------------------
                                                       Ricardo Melendez
                                                   Executive Vice President
                                                  and Chief Financial Officer


Date: April 22, 2004






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